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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                     ----------------------------------

                                  FORM 8-K

                               CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (date of earliest event reported): SEPTEMBER 20, 2005


                            ANGELICA CORPORATION
             (Exact name of Company as specified in its charter)

              MISSOURI                   1-5674               43-0905260
    (State or other jurisdiction       (Commission         (I.R.S. Employer
          of incorporation)            File Number)       Identification No.)

      424 SOUTH WOODS MILL ROAD
       CHESTERFIELD, MISSOURI                                 63017-3406
(Address of principal executive offices)                      (Zip Code)

                               (314) 854-3800
              (Company's telephone number, including area code)

                               NOT APPLICABLE
        (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02         DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

                  In a press release issued on September 21, 2005, the Company announced that the Board of Directors has appointed Stephen M. O'Hara to succeed Don W. Hubble as Chairman of the Board, effective January 29, 2005. In addition to being the Chairman of the Board, Mr. O'Hara will retain the title of Chief Executive Officer. Effective at the same time, Charles W. Mueller, retired Chairman and CEO of Ameren Corporation, will become Lead Director for the Company. Mr. Mueller has been a director of the Company since 1996, and will continue as Chairman of the Company's Corporate Governance and Nominating Committee. Mr. Hubble will remain an active member of the Board of Directors.

ITEM 8.01         OTHER EVENTS.

                  In the press release, the Company also announced that the Board has declared a quarterly dividend of 11 cents, payable on October 10, 2005, to shareholders of record at October 3, 2005.

                  In addition, the Board has responded to shareholder requests to consider a stock buyback by noting that it would continue to consider such a program in the future, but that the Board believes the Company's current debt levels, combined with highly volatile energy prices impacting the Company's business, makes such a move imprudent at this time. The Board determined that the best use of the Company's cash at this time is to reduce debt to target levels before a stock purchase program or any further sizable acquisitions.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

       (a)        Financial statements of businesses acquired. Not applicable.
                  -------------------------------------------

       (b)        Pro forma financial information. Not applicable.
                  -------------------------------

       (c)        Exhibits. See Exhibit Index.
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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 23, 2005

                                     ANGELICA CORPORATION



                                     By:  /s/ Steven L. Frey
                                        --------------------------------------
                                        Steven L. Frey,
                                        Vice President, General Counsel and
                                        Secretary



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                                EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Press Release dated September 21, 2005.






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